Exhibit 99.1

Sunoco LP and Parkland Corporation Receive Investment Canada Act Approval

DALLAS, October 14, 2025 — Sunoco LP (NYSE: SUN) (“Sunoco” or the “Partnership”) and Parkland Corporation (TSX: PKI) (“Parkland”) today announced that the Government of Canada has approved the previously announced proposed acquisition of Parkland by Sunoco (the “Transaction”), in accordance with the terms of the Investment Canada Act.

The Transaction is expected to close in the fourth quarter of 2025, subject to obtaining certain remaining regulatory approvals and the satisfaction or waiver of customary closing conditions.

About Sunoco LP

Sunoco LP (NYSE: SUN) is a leading energy infrastructure and fuel distribution master limited partnership operating in over 40 U.S. states, Puerto Rico, Europe, and Mexico. The Partnership’s midstream operations include an extensive network of approximately 14,000 miles of pipeline and over 100 terminals. This critical infrastructure complements the Partnership’s fuel distribution operations, which serve approximately 7,400 Sunoco and partner branded locations and additional independent dealers and commercial customers. SUN’s general partner is owned by Energy Transfer LP (NYSE: ET).

About Parkland Corporation

Parkland is a leading international fuel distributor, marketer, and convenience retailer with safe and reliable operations in twenty-six countries across the Americas. Parkland’s retail network meets the fuel, and convenience needs of everyday consumers. Parkland’s commercial operations provide businesses with fuel to operate, complete projects and better serve their customers. In addition to meeting its customers’ needs for essential fuels, Parkland provides a range of choices to help them lower their environmental impact, including manufacturing and blending renewable fuels, ultra-fast EV charging, a variety of solutions for carbon credits and renewables, and solar power. With approximately 4,000 retail and commercial locations across Canada, the United States, and the Caribbean region, Parkland has developed supply, distribution, and trading capabilities to accelerate growth and business performance.

Parkland’s strategy is focused on two interconnected pillars: its Customer Advantage and its Supply Advantage. Through its Customer Advantage, Parkland aims to be the first choice of its customers through its proprietary brands, differentiated offers, extensive network, competitive pricing, reliable service, and compelling loyalty program. Parkland’s Supply Advantage is based on achieving the lowest cost to serve among independent fuel marketers and distributors in the hard-to-serve markets in which it operates, through its well-positioned assets, significant scale, and deep supply and logistics capabilities. Parkland’s business is underpinned by our people and our values of safety, integrity, community, and respect, which are embedded across its organization.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Sunoco or Parkland, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the completion of the Transaction on the anticipated terms and timing, or at all, including obtaining certain remaining regulatory approvals; the approval of the listing of the common units representing limited liability company interests in SunocoCorp LLC issued as consideration in the Transaction by the New York Stock Exchange; the anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, prospects, business and management strategies for the management, expansion and growth of the combined company’s operations, including the possibility that any of the anticipated benefits of the Transaction will not be realized or will not be realized within the expected time period; the ability of Sunoco and Parkland to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the Transaction that could be instituted against Sunoco, Parkland or their directors; the satisfaction or waiver of customary closing conditions; actions by persons or others, the risk that disruptions from the Transaction will harm Sunoco’s or Parkland’s business, including current plans and operations and that management’s time and attention will be diverted on Transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the Transaction; the potential for modification or adjustment of the arrangement agreement governing the terms of the Transaction; the parties’ ability to satisfy their respective conditions and consummate the Transaction; rating agency actions and Sunoco and Parkland’s ability to access short and long-term debt markets on a timely and affordable basis; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the Transaction that could affect Sunoco’s and/or Parkland’s financial performance and operating results; certain restrictions during the pendency of the Transaction that may impact Parkland’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; dilution caused by Sunoco’s issuance of additional units representing limited partner interests in connection with the Transaction; fees, costs and expenses and the possibility that the Transaction may be more expensive to complete than anticipated; and those risks and uncertainties described (i) under the heading “Risk Factors” in the management information circular and proxy statement dated May 26, 2025, under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” in Parkland’s current Annual Information Form dated March 5, 2025, and under the headings “Forward-Looking Information” and “Risk Factors” included in Parkland’s Q2 2025 Management’s Discussion and Analysis dated August 5, 2025, each as filed on the System for Electronic Data Analysis and Retrieval + in Canada (SEDAR+) and available on Parkland’s website at http://www.parkland.ca, (ii) in Item 1A of Sunoco’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 14, 2025, and (iii) in Item 1A of Sunoco’s Quarterly Reports on Form 10-Q, filed with the SEC on May 8, 2025 and August 7, 2025. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this communication. Neither Sunoco nor Parkland intends to update these statements unless required by the securities laws to do so or, undertake any obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this communication.

Contacts

SUN Investors:

Scott Grischow, Treasurer, Senior Vice President – Finance

(214) 840-5660, scott.grischow@sunoco.com

SUN Media:

Chris Cho, Senior Manager – Communications

(469) 646-1647, chris.cho@sunoco.com

PKI Investors:

1-855-355-1051

Investor.Relations@parkland.ca

PKI Media:

1-855-301-5427

Public.Relations@parkland.ca

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